Exhibit 10.1

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS

DOCUMENT, MARKED BY *****, HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendment No. RAI000049-JAN2013

This Amendment No. RAI000049-JAN2013 (the “Amendment”) is hereby made by and among Eastman Chemical Company (“Supplier” or “Eastman”), R. J. Reynolds Tobacco Company (“RJRT”) and Santa Fe Natural Tobacco Company, Inc. (“SFNTC”) to the Standard Supplier Agreement, dated August 1, 2003 (RJRT CLM Contract No. 4053) between RJRT and Supplier (such agreement, as amended by the following agreements between Supplier and RJRT, collectively, the “Agreement”: (i) that certain amendment to Appendix A, dated May 20, 2004 (RJRT CLM Contract No. 4076), (ii) that certain amendment to Appendix A – CIGARETTE FILTER TOW, dated September 27, 2005 (RJRT CLM Contract No. 4077), (iii) that certain amendment to Appendix A – CIGARETTE FILTER TOW, dated February 24, 2006 (RJRT CLM Contract No. 4078), (iv) that certain amendment to Appendix A – CIGARETTE FILTER TOW, dated July 10, 2007 (RJRT CLM Contract No. 4681), (v) that certain Addendum for APPENDIX A (CLM Contract No. 4681) – Tow Pricing for 2008, dated April 22, 2008 (RJRT Contract AMD No. 5147), (vi) that certain Amendment to APPENDIX A – CELLULOSE ACETATE FILTER TOW, dated June 8, 2009 (RJRT CLM Contract AMD No. 6604), (vii) that certain Amendment to Appendix A – CELLULOSE ACETATE FILTER TOW, dated January 8, 2010 (RJRT CLM Contract AMD No. 7564), (viii) that certain Addendum for CLM Contract No. 4681 – 8.01, dated June 1, 2010, (ix) that certain Amendment No. RAI000214-DEC2010 to Appendix A – CELLULOSE ACETATE FILTER TOW, dated January 1, 2011, (x) that certain Addendum for Contract No. RAI000214-DEC2010, dated January 1, 2012 (RJRT CLM Contract AMD No. RAI000050-2012) and (xi) that certain Addendum for Contract No. RAI0000214-DEC2010, dated January 1, 2012 (RJRT CLM Contract AMD No. RAI000189-FEB2012)). RJRT and SFNTC are referred to herein individually as a “Reynolds Party” and collectively as the “Reynolds Parties”. Supplier, RJRT and SFNTC are referred to individually as a “Party” and collectively as the “Parties”.

All terms and conditions of the Agreement not otherwise expressly amended by this Amendment shall remain in full force and effect. The term of this Amendment shall coincide with and be co-terminus with the Agreement. In the event of a conflict between this Amendment and the Agreement, the terms of this Amendment shall control.

Thus, the Parties agree to amend the Agreement as follows:

1.	Section 2 (Contract Documents) is hereby amended by replacing the reference in the fifth sentence of such Section to “both parties hereto” with “the parties thereto”.

2.	Section 15 (Assignment and Binding Effect) is hereby amended by adding the phrase “to which it is a party” to the end of the first sentence of such Section.

3.	Section I (Scope of Services) Subsection A(5) (Material Returns) of Appendix A of the Agreement is hereby amended by replacing each reference to “tow” in such Subsection with a reference to “tow or Triacetin (PZ), as applicable,”.

4.	Section II (Agreement Term) of Appendix A of the Agreement is hereby amended and restated in its entirety to read as follows:

“II. AGREEMENT TERM

The amended term of the Agreement (the “Term”) is January 1, 2013 through *****.”

5.	Section III (Volume) of Appendix A of the Agreement is hereby amended and restated in its entirety to read as follows:

“III. VOLUME

During the Term, RJRT agrees to purchase, and Supplier agrees to sell to RJRT, ***** of RJRT’s filter tow requirements from Supplier, with such purchases, together with any purchases of filter tow by SFNTC from Supplier pursuant to Subsection 4 of Section VI (Other), ***** (such amount, as may be adjusted pursuant to the terms of the immediately succeeding paragraph, the “RJRT Allotment”) without Supplier’s and RJRT’s prior written mutual agreement. RJRT’s requirements *****; provided, however, that, in addition to the RJRT Allotment, *****.

*****, then beginning with the *****, Supplier shall supply ***** of ***** the RJRT Allotment ***** of tow; provided, however, ***** tow supplier that: (i) *****; or (ii) *****. Upon ***** tow requirements from Supplier in accordance *****. An ***** either (i) *****, or alternatively (ii) *****. Any such *****.

Supplier agrees to sell Triacetin (PZ) to RJRT and, *****, subject to ***** (Triacetin (PZ) Pricing), RJRT agrees to purchase from Supplier ***** of RJRT’s ***** Triacetin (PZ) requirements. For *****, subject to *****, RJRT agrees to purchase from Supplier, and Supplier agrees to sell to RJRT, ***** Triacetin (PZ) requirements.”

6.	Section IV (Pricing Method) Subsection 1 (Pricing) of Appendix A of the Agreement is hereby amended and restated in its entirety to read as follows:

“1.	Pricing

A.	Filter Tow Pricing

During the Term, the prices paid by RJRT for filter tow shall at all times be equal to *****.

***** prices for filter tow are set forth in the ***** price table in Subsection 3 (Other) of this Section IV. The ***** prices are effective *****.

Summary of ***** in Agreement:

*****

B.	Triacetin (PZ) Pricing

Triacetin (PZ) Pricing *****: *****.

Triacetin (PZ) Pricing *****: Supplier agrees to provide an ***** Triacetin (PZ) ***** to RJRT for *****, and RJRT shall provide a ***** Triacetin (PZ) ***** that is ***** and, in such case, (a) RJRT shall then ***** Triacetin (PZ) requirements ***** and (b) RJRT’s obligation to purchase, and Supplier’s obligation to sell, filter tow as set forth in this Appendix A *****. Estimated RJRT Triacetin (PZ) ***** from Supplier is ***** Triacetin (PZ)); provided, however, ***** regarding tow in the price list in Section IV Subsection 3 are ***** that (i) RJRT shall not be required to purchase ***** Triacetin (PZ) or tow, with RJRT being obligated to purchase ***** Triacetin (PZ) and tow set forth in Section III, (ii) pricing for RJRT’s purchases of Triacetin (PZ) and tow from Supplier shall be as set forth in Section IV, ***** Triacetin (PZ) and tow purchased by RJRT from Supplier and (iii) RJRT’s purchase orders *****).

7.	***** of Appendix A of the Agreement is hereby amended by adding the following after the end of the second paragraph of such Subsection:

*****

8.	Section ***** is hereby amended by replacing the price list in its entirety with the following:

Material	Description	*****	*****	*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****

*****	*****	*****	*****	*****

*****	*****	*****	*****	*****

*****	*****	*****	*****	*****

*****	*****	*****	*****	*****

*****	*****	*****	*****	*****

*****	*****	*****	*****	*****

*****	*****	*****	*****	*****

*****	*****	*****	*****	*****

		*****	*****	*****

9.	Section ***** of the Agreement is hereby amended and restated in its entirety to read as follows:

“*****.

*****, if any, for RJRT ***** shall be *****.

Supplier shall issue *****, in an amount *****, to RJRT based on:

a.	*****.

No *****. No *****.”

10.	Section ***** is hereby amended by (i) replacing the phrase “Cellulose Acetate Filter Tow (Product)” with the phrase “Cellulose Acetate Filter Tow and Triacetin (PZ) (collectively, “Product”)” and (ii) adding new Subsections 3 and 4 to read as follows:

“3. Supplier and RJRT agree to *****.

4.(i) In the event that FDA regulatory approval (“FDA Approval”) is granted for Supplier cellulose acetate filter tow provided hereunder as substantially equivalent to current supplier(s) product(s), SFNTC will, for the remainder of the Term after obtaining such FDA Approval, purchase ***** cellulose acetate filter tow from Supplier and (ii) in the event that FDA Approval is granted for ***** Triacetin (PZ) *****, SFNTC will, for the remainder of the Term after obtaining such FDA Approval, purchase from Supplier ***** Triacetin (PZ) ***** Triacetin (PZ) ***** (i) and (ii) at the ***** available to RJRT under Section IV (Pricing Method) of this Appendix A and in accordance with the other terms of this Agreement. ***** Triacetin (PZ) ***** Triacetin (PZ) *****. For the avoidance of doubt, SFNTC shall *****.

Effective upon FDA Approval, each reference in the Agreement to “RJRT” and “Buyer” shall also constitute a reference to “SFNTC”; provided, however, that (i) the provisions of the Agreement applicable only to filter tow or to Triacetin (PZ) (including without limitation the ***** of the Agreement specific to filter tow and Triacetin (PZ)) shall apply to SFNTC only upon FDA Approval ***** filter tow or Triacetin (PZ), as applicable, (ii) with respect to the ***** in the aggregate, (iii) SFNTC and RJRT may each ***** (A) termination of the Agreement *****; and (B) termination of the Agreement by SFNTC *****, (iv) the second paragraph of Section III (Volume) of Appendix A of the Agreement *****, (v) the estimates provided in Section IV (Pricing Method) Subsection 1.B. (Pricing – Triacetin (PZ) Pricing) of Appendix A of the Agreement regarding estimated ***** Triacetin (PZ) ***** to RJRT and *****, (vi) without limitation upon RJRT’s rights to the *****, such ***** shall ***** to RJRT and there shall ***** and (vii) the obligations of RJRT and SFNTC under the Agreement are and shall be several (and not joint), and neither RJRT nor SFNTC shall be responsible for the obligations of the other under the Agreement. RJRT and SFNTC may *****; provided that: (A) ***** RJRT and SFNTC; and (B) SFNTC shall *****.

The intention of the parties to the Agreement is that, upon but not before FDA Approval, SFNTC shall be deemed to be a party to the Agreement with regard to the Product subject to such FDA Approval and shall have all of the rights and remedies of a Buyer under the Agreement which rights and remedies can be exercised by SFNTC independently of and separately from the rights and remedies afforded to RJRT under the Agreement. The rights and remedies of any one Reynolds Party under the Agreement (and the exercise of such rights and remedies by any one Reynolds Party) shall not in any respect limit or impair the rights and remedies afforded to the other Reynolds Party. Except as expressly set forth in a writing signed by both Reynolds Parties from time to time, neither Reynolds Party shall be deemed to be an agent of the other Reynolds Party.”

[Remainder of page intentionally left blank]

In witness whereof, the parties hereto have caused this Amendment to be executed by their respective duly authorized officer or representative, effective the last date written hereafter.

Eastman Chemical Company		R. J. Reynolds Tobacco Company

By:	/s/ Heidi F. Barnes	By:	/s/ Andrew D. Gilchrist
Typed Name: Heidi F. Barnes		Typed Name: Andrew D. Gilchrist
Title: Acetate Tow Business Unit Director		Title: President

Date: 12/3/2013		Date: 1/8/2014

Santa Fe Natural Tobacco Company, Inc.

By:	/s/ Michael Little
Typed Name: Michael Little
Title: President

Date: 12/19/2013